Filed Pursuant to Rule 497(e)

Registration No. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Content & Connectivity Fund

(the “Fund”)

Supplement dated December 29, 2023

to

The Fund’s Statutory Prospectus dated April 28, 2023

and Statement of Additional Information dated April 28, 2023

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 28, 2023, of the Fund. Unless otherwise indicated, all other information included in the Fund’s Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Fund’s Prospectus or SAI, as applicable.

The Portfolio Managers

Effective December 31, 2023 (the “Effective Date”), Mr. Evan Miller will no longer serve as an associate portfolio manager of the Fund.

As a result of this change, all references to Mr. Evan Miller in the Fund’s Prospectus and SAI are hereby deleted.

Please refer to the Fund’s Prospectus and SAI for additional information about the management of the Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE